KRANESHARES TRUST

KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF

(a “Fund”)

Supplement dated May 21, 2026 to the Fund’s Summary Prospectus, dated November 21, 2025, as each may be supplemented and amended from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective June 1. 2026, the Fund’s principal investment strategies and investment policies are changing. As of that date, the first paragraph of the “Principal Investment Strategies” section in the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Underlying Index and other instruments that have economic characteristics similar to those in the Underlying Index, including derivatives, such as swaps. For purposes of the 80% policy, derivatives will be counted based on their notional value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.